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                       SECURITIES AND EXCHANGE COMMISSION

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                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                        (date of earliest event reported)
                                 October 2, 2001


                           NORTEL NETWORKS CORPORATION

             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)






          CANADA                        001-07260             not applicable
----------------------------          ------------          -------------------
(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)               File Number)          Identification No.)







8200 Dixie Road, Suite 100, Brampton, Ontario, Canada                 L6T 5P6
-----------------------------------------------------                ----------
    (address of principal executive offices)                         (Zip code)





Registrant's telephone number, including area code (905) 863-0000.


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ITEM 5.      OTHER EVENTS

On October 2, 2001, the Registrant issued three press releases. The first press release announced: the Registrant's expected business performance for the third quarter of 2001 including an expected restructuring charge related to the completion of workforce reductions announced in June 2001 and the closure of certain facilities related to the workforce reduction and business streamlining activities; and an update to the Registrant's work plan including additional expected workforce reductions and business streamlining activities and the expected impact of the divestiture of non-core businesses.

The Registrant's two other press releases announced, effective November 1, 2001, the Registrant's new senior management team including Frank A. Dunn as its new President and Chief Executive Officer.

Copies of the press releases attached hereto as Exhibits 99.1, 99.2 and 99.3 are hereby incorporated in their entirety by reference.



ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(c)      Exhibits.


         99.1     Press Release dated October 2, 2001.
         99.2     Press Release dated October 2, 2001.
         99.3     Press Release dated October 2, 2001.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NORTEL NETWORKS CORPORATION


                                      By:          /s/ DEBORAH J. NOBLE
                                            -----------------------------------
                                            Deborah J. Noble
                                            Corporate Secretary


                                      By:         /s/ BLAIR F. MORRISON
                                            -----------------------------------
                                            Blair F. Morrison
                                            Assistant Secretary



Dated:  October 4, 2001



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                                  EXHIBIT INDEX


99.1     Press Release dated October 2, 2001
99.2     Press Release dated October 2, 2001
99.3     Press Release dated October 2, 2001